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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                             FARO Technologies, Inc.

                         Commission file number: 0-23081

                 Florida                                   59-3157093
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                    Identification No.)

                  125 Technology Park, Lake Mary, Florida 32746
              (Address of principal executive offices and Zip Code)

                                  407.333.9911
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under an of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    Entry into a Material Definitive Agreement
ITEM 8.01    Other Events

             On February 15, 2005, FARO Technologies announced via press release, subject: FARO Receives $1.7 Million in New Airbus Orders.

             A copy of the press release is attached hereto.

             99.1 Press release dated as of February 15, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FARO Technologies, Inc.

                                    By:  /s/ Gregory A. Fraser
                                         ---------------------------------------
                                         Gregory A. Fraser
                                         Executive Vice President, Secretary and
                                         Treasurer

Date:  February 15, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
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*99.1        Press release dated as of February 15, 2005

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*Filed herewith.